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                                                                   Exhibit 10.35

     AMENDMENT # 1 TO THE LEASE BETWEEN ANALOG DEVICES, INC. ("LESSEE") AND MASSACHUSETTS INSTITUTE OF TECHNOLOGY ("LESSOR") DATED FEBRUARY 8, 1996

WHEREAS, Analog Devices, Inc. ("Analog") and Massachusetts Institute of Technology ("MIT") entered into a lease agreement (the "Lease") dated February 8, 1996 for the premises, as defined in Section 1.1 of the Lease, at 21 Osborn Street in Cambridge, Massachusetts; and

WHEREAS, Analog and MIT wish to amend the Lease.

NOW, THEREFORE, the Lease is hereby amended by replacing the second sentence of
Section 1.3 with the following sentence, effective as of December 13, 1996:

     "This option may be exercised by the Lessee by notice thereof to Lessor, dispatched not less than thirty (30) days prior to the date on which Lessee will take occupancy of the additional space, and upon the exercise of this option, the Premises shall include such space."

Executed as of the 13th day of December, 1996.

ANALOG DEVICES, INC.                    MASSACHUSETTS INSTITUTE OF TECHNOLOGY


By:                                     By:
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Name:                                   Name:
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Title:                                  Title:
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